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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): December 31, 1998


                               LAKES GAMING, INC.
             (Exact name of registrant as specified in its charter)


       MINNESOTA                       0-24993                    41-1913991
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                           Identification No.)


130 CHESHIRE LANE, MINNETONKA, MINNESOTA                            55305
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (612) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                   Page 1 of 6
                         Exhibit Index Appears on Page 3



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ITEM 5.  OTHER EVENTS.

          On December 31, 1998, Grand Casinos, Inc. ("Grand") completed the distribution (the "Distribution") of all of the issued and outstanding shares of capital stock of Lakes Gaming, Inc. ("Lakes" or the "Registrant") to Grand shareholders of record as of December 23, 1998. Shares of Common Stock of Lakes were distributed to Grand shareholders on the basis of one share of Lakes for every four shares of Grand owned as of the record date.

          The Distribution was effected pursuant to the terms of a Distribution Agreement by and between Grand and Lakes, dated as of December 31, 1998, including other ancillary documents contemplated thereby and which are filed as exhibits herewith.

          Following the Distribution, a wholly owned subsidiary of Park Place Entertainment Corporation ("Park Place") merged with and into Grand, with Grand as the surviving corporation, and pursuant to which Grand became a wholly owned subsidiary of Park Place.

          The Registrant's Press Release dated January 4, 1999, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits

          10.1 Distribution Agreement by and between Grand Casinos, Inc. and Lakes Gaming, Inc., dated as of December 31, 1998.

          10.2 Employee Benefits and Other Employment Matters Allocation Agreement by and between Grand Casinos, Inc. and Lakes Gaming, Inc., dated as of December 31, 1998.

          10.3 Tax Allocation And Indemnity Agreement by and between Grand Casinos, Inc. and Lakes Gaming, Inc., dated as of December 31, 1998.

          10.4 Tax Escrow Agreement by and among Grand Casinos, Inc., Lakes Gaming, Inc., and First Union National bank as Escrow Agent, dated as of December 31, 1998.

          10.5 Intellectual Property License Agreement by and between Grand Casinos, Inc. and Lakes Gaming, Inc., dated as of December 31, 1998.

          10.6 Insurance Receivable Agreement by and between Grand Casinos, Inc. and Lakes Gaming, Inc., dated as of December 31, 1998.

          99.1 Press Release dated January 4, 1999.





                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      LAKES GAMING, INC.
                                      (Registrant)



Date: January 8, 1999                 By: /s/Timothy Cope
                                         --------------------------------------
                                      Name: Timothy Cope
                                      Title:   Chief Financial Officer




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                                  EXHIBIT INDEX

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


EXHIBIT NO.       DESCRIPTION
-----------       -----------
    10.1          Distribution Agreement by and between Grand Casinos, Inc. and
                  Lakes Gaming, Inc., dated as of December 31, 1998.

    10.2 Employee Benefits and Other Employment Matters Allocation Agreement by and between Grand Casinos, Inc. and Lakes Gaming, Inc., dated as of December 31, 1998.

    10.3          Tax Allocation And Indemnity Agreement by and between Grand
                  Casinos, Inc. and Lakes Gaming, Inc., dated as of December 31, 1998.

    10.4          Tax Escrow Agreement by and among Grand Casinos, Inc., Lakes
                  Gaming, Inc., and First Union National bank as Escrow Agent, dated as of
                  December 31, 1998.

    10.5          Intellectual Property License Agreement by and between Grand
                  Casinos, Inc. and Lakes Gaming, Inc., dated as of December 31, 1998.

    10.6          Insurance Receivable Agreement by and between Grand Casinos, Inc.
                  and Lakes Gaming, Inc., dated as of December 31, 1998.


    99.1          Press Release
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